UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Zang Street, Suite 300

Lakewood, Colorado 80228

(Address of principal executive offices)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement and the Tender Offer

On September 29, 2014, Einstein Noah Restaurant Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with JAB Beech Inc. (“Parent”) and Spruce Merger Sub Inc., an indirect wholly owned subsidiary of Parent (“Purchaser”), pursuant to which Parent and Purchaser will commence an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $20.25 per share in cash, net to the seller in cash but subject to any required withholding of taxes (the “Offer Price”). The Purchaser is required to commence the Offer no later than five business days after the date of the Merger Agreement.

Completion of the Offer is subject to a number of conditions, including (i) that a majority of the Shares outstanding (determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) the expiration or termination of any applicable waiting period relating to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); and (iii) certain other customary conditions which are included as Annex B to the Merger Agreement and will be described in detail in the Purchaser’s tender offer materials that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Concurrently with the execution of the Merger Agreement, Parent and Purchaser entered into a tender support agreement with Greenlight Capital, L.L.C. and its affiliates that own Shares pursuant to which such stockholders irrevocably agreed to tender their Shares in the Offer. The support agreement will automatically terminate if the Merger Agreement is terminated. The Company is not a party to the support agreement.

The Company’s Board of Directors (the “Board of Directors”) has approved the Merger Agreement and unanimously recommends that stockholders of the Company tender their Shares in the Offer. The Company will file a Schedule 14D-9 with the SEC containing the recommendation of the Board of Directors on the same day that the Offer is commenced.

Following the completion of the Offer and, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of Parent (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law (the “DGCL”) without any additional stockholder approvals. The Merger will be effected as promptly as practicable following the purchase by Purchaser of Shares validly tendered and not withdrawn in the Offer.

Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by (i) Parent, Purchaser or any other affiliate of Parent that is directly or indirectly wholly owned by the ultimate parent of Parent, the Company or their respective wholly owned subsidiaries and (ii) stockholders of the Company who properly exercised their dissenters’ rights under the DGCL) will have the right to receive the Offer Price. The Offer and the Merger are not subject to any financing conditions.

Parent and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to promptly effect all registrations, filings and submissions required pursuant to the HSR Act and any other required governmental approvals, the Securities Exchange Act of 1934, as amended, and other applicable laws with respect to the Offer and the Merger; and (ii) to use their reasonable best efforts to take all appropriate action to consummate and effectuate the Offer, the Merger and the other transactions contemplated by the Merger Agreement.

Prior to consummation of the Merger, the Company has agreed to (i) conduct its business in all material respects in the ordinary course consistent with past practice and (ii) use its commercially reasonable efforts to maintain and preserve intact its business organization. The Company has also agreed to comply with certain other operating covenants through the consummation of the Merger.

The Merger Agreement also restricts the ability of the Company to solicit competing acquisition proposals. Among other things, the Company has agreed not to initiate, solicit, knowingly encourage, induce or assist any inquiries or the making, submission, announcement or consummation of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal.

However, if the Company receives an unsolicited bona fide written acquisition proposal, the Company may participate in discussions regarding an acquisition proposal solely to clarify the terms of such acquisition proposal. Additionally, the Company can provide information to (including non-public information after it receives a confidentiality agreement from such person) and may engage or participate in discussions or negotiations with the party who made the unsolicited acquisition proposal, if the Board of Directors has determined in good faith (after consultation with its outside financial advisors and outside legal counsel) that (i) failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and (ii) based on the information then available, such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal.

Prior to the closing of the Offer, the Board of Directors may make a change of recommendation or terminate the Merger Agreement to accept a superior proposal if the Board determines in good faith (after consultation with its outside financial advisors and outside legal counsel) that (a) failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and (b) if such action relates to any acquisition proposal, that such acquisition proposal constitutes a superior proposal. Prior to taking such actions, the Company must give Parent matching rights to such offer.

In addition, the Merger Agreement can be terminated by Parent or the Company under certain circumstances and depending on the circumstances, including the acceptance of a superior proposal, the Company may be required to pay Parent a termination fee in the amount of $12,000,000.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding its terms. The Merger Agreement is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and the transactions contemplated therein and solely for the benefit of the contracting parties (except with respect to the rights of specific third parties enumerated in the Merger Agreement), (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Parent and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the Merger (except for the covenants that apply or are to be performed after the effective time of the Merger), (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

On September 29, 2014, the Company and Parent issued a press release to announce the Offer, the Merger and the other transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Amendment to Amended and Restated Credit Agreement

On September 29, 2014, the Company entered into Amendment No. 3 to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) which amends the Amended and Restated Credit Agreement, dated as of December 6, 2012 (as previously amended as of June 27, 2013 and July 3, 2014), among the Company, as the borrower, each other loan party hereto, each lender party hereto and Bank of America, N.A, as administrative agent (the “Credit Agreement”).

The Credit Agreement Amendment provides for the restatement of clauses (a) and (c) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement to facilitate the transactions contemplated by the Merger Agreement. The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement Amendment in Item 1.01 above is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 23, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) met to, among other things, review the Company’s current change in control agreements with Frank G. Paci, the President and Chief Executive Officer, John A. Coletta, the Chief Financial Officer, D. Glenn Lunde, the Chief Concept Officer and Rhonda J. Parish, the Chief Legal Officer and Secretary. Following that review, the Compensation Committee approved amendments to the change in control agreements for such officers (the “Change in Control Amendments”) to change the transaction bonus to be equal to a percentage of base salary for each such officer. The Change in Control Amendments will provide a higher transaction success bonus to such officers and are intended to promote retention. The full Board of Directors also approved the Change in Control Amendments.

Under the Change in Control Amendments, if the executive remains continually employed by the Company from the effective date of the amended change in control agreements through the consummation of a change in control (the “Transaction Success Date”), then the Company will pay a one-time lump sum cash payment (the “Transaction Success Bonus”) equal to fifty percent (50%) of the executive’s then current base pay to the executive. Such payment will be made on the same date the Company pays its annual incentive bonus to employees for the year in which the consummation of the Transaction Success Date occurs (the “Payment Date”). If the executive’s continuous employment with the Company is terminated prior to the Payment Date (a) by the Company without cause (as it is defined in the change in control agreement) or (b) by the executive for Good Reason (as it is defined in the change in control agreement), the Company shall pay the Transaction Success Bonus to the executive upon consummation of the change in control at the time and in the amount the executive would otherwise receive such payment if the executive had remained continuously employed by the Company on the Payment Date.

The foregoing description of the Change in Control Amendments is qualified in its entirety by reference to the full text of the Change in Control Amendments, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)	EXHIBITS.

2.1	Agreement and Plan of Merger by and among Einstein Noah Restaurant Group, Inc., JAB Beech Inc. and Spruce Merger Sub Inc., dated September 29, 2014.

99.1	Press Release dated September 29, 2014.

Important Additional Information

The tender offer described in this document has not yet commenced. This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. At the time the offer is commenced, an affiliate of JAB will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. the Company’s stockholders and other investors are urged to read the tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement because they will contain important information which should be read carefully before any decision is made with respect to the tender offer.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Free copies of these materials and certain other offering documents will be made available by the information agent for the offer.

In addition to the Solicitation/Recommendation Statement, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements often use words such as “anticipate,” “target,” “assume,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “hope,” “aim,” “continue,” “will,” “may,” “would,” “could,” “likely,” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements in this Form 8-K (including its exhibits) include statements regarding the Offer and the Merger, statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; and any statements of assumptions underlying any of the foregoing. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of the Company’s stockholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the SEC, including in its periodic reports filed on Form 10-K and Form 10-Q with the SEC. Copies of the Company’s filings with the SEC may be obtained at the “Financial and Media –Investor Relations” section of the Company’s website at www.einsteinnoah.com. The forward-looking statements made in this communication are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

	By:	/s/ John A. Coletta
John A. Coletta
Date: September 29, 2014		Chief Financial Officer

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